UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 9, 2013
(Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11
(Exact name of issuing entity)

Bank of America, National Association
Morgan Stanley Mortgage Capital Holdings LLC
CIBC Inc.
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-177707-02	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Bank of America Tower One Bryant Park New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-1767

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.          Other Events.

On or about August 15, 2013, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2013-C11 (the “Certificates”), is expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of August 1, 2013 (the “Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar and authenticating agent, Wells Fargo Bank, National Association, as custodian, and Situs Holdings, LLC, as trust advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-AB, Class A-3, Class A-4, Class X-A, Class A-S, Class B, Class PST and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class D, Class E, Class F, Class G, Class H, Class J and Class R Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about August 15, 2013 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be thirty-eight (38) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on seventy-two (72) commercial, multifamily and manufactured housing mortgaged properties.  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated August 1, 2013, between the Registrant and BANA; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated August 1, 2013, between the Registrant and MSMCH; and certain of the Mortgage Loans are expected to be acquired by the Registrant from CIBC Inc. (“CIBC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated August 1, 2013, between the Registrant and CIBC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and CIBC World Markets Corp. pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of August 1, 2013, among the Registrant, as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and CIBC World Markets Corp., as underwriters, and BANA, and (ii) the sale of the Privately Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC pursuant to a Certificate Purchase Agreement, dated as of August 1, 2013, between the Registrant, as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 1, 2013, supplementing the Prospectus dated July 29, 2013, each as filed with the Securities and Exchange Commission.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated as of August 1, 2013, by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and CIBC World Markets Corp., as underwriters, and Bank of America, National Association.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of August 1, 2013, by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar and authenticating agent, Wells Fargo Bank, National Association, as custodian, and Situs Holdings, LLC, as trust advisor.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated August 1, 2013, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated August 1, 2013, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated August 1, 2013, between CIBC Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2013	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ David S. Fallick
		Name:	David S. Fallick
		Title:	Senior Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated as of August 1, 2013, by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and CIBC World Markets Corp., as underwriters, and Bank of America, National Association.
(E)

4.1
Pooling and Servicing Agreement, dated as of August 1, 2013, by and among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar and authenticating agent, Wells Fargo Bank, National Association, as custodian, and Situs Holdings, LLC, as trust advisor.
(E)

99.1	Mortgage Loan Purchase Agreement, dated August 1, 2013, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated August 1, 2013, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated August 1, 2013, between CIBC Inc., as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)